SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2003

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

MINNESOTA	333-63722	41-0498850
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization		Identification No.)

401 CARLSON PARKWAY
SUITE 300
MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)           Exhibits.

                                The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	News release issued by the Company on July 25, 2003.

Item 9.    Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 9 and Item 12, Results of Operations and Financial Condition).

On July 25, 2003, Michael Foods, Inc. (the “Company”) issued a news release to the Company’s debtholders pertaining to the Company’s financial results for the three months and six months ended June 30, 2003.  A copy of the news release issued by the Company in connection with this Report on Form 8-K under Item 12 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 25, 2003	MICHAEL FOODS, INC.

	By:	/s/Gregg A. Ostrander
Gregg A. Ostrander
		Its:	Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release issued by the Company on July 25, 2003.